UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  MAY 4, 2005

                       PROTOCALL TECHNOLOGIES INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


       0-51111                                          41-2033500
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(Commission File Number)                      (IRS Employer Identification No.)


            47 MALL DRIVE
          COMMACK, NEW YORK                                    11725-5717
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (631) 543-3655
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

         Protocall Technologies Incorporated expects to mail on or about May 4, 2005 a letter to its stockholders summarizing its current business initiatives, together with its definitive Proxy Statement for Protocall's Annual Meeting of Stockholders to be held May 18, 2005, a copy of which letter is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS

          (c)    Exhibits.

Exhibit No.   Description

99.1          Letter of Protocall Technologies Incorporated to its stockholders.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PROTOCALL TECHNOLOGIES INCORPORATED


Date:  May 4, 2005                  By:   /s/ Bruce Newman
                                          --------------------------------------
                                          Bruce Newman
                                          President and Chief Executive Officer